INVESCO GROWTH FUNDS, INC.
                          INVESCO Blue Chip Growth Fund

                       Supplement to Prospectus dated January 1, 1999

The section of the Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the fifth paragraph, and (2) substitute the following paragraph in its place:

      The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

The section of the Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the seventh paragraph and (2) substitute the following paragraph in its place:

     Douglas J. McEldowney, a Chartered Financial Analyst and Certified Public Accountant, has been co-portfolio manager of the Fund since April 1999. Mr. McEldowney is also co-portfolio manager of INVESCO VIF - Blue Chip Growth Fund. Mr. McEldowney is a vice president of INVESCO Funds Group, Inc. Mr. McEldowney was previously senior vice president and portfolio manager with Bank of America Investment Management, Inc. (1994 to 1999), investment officer and portfolio manager with SunTrust Banks, Inc. (1992 to 1994), vice president of mergers and acquisitions with CNL Group, Inc. (1991 to 1992) and financial consultant with Merrill Lynch & Company, Inc. (1984 to 1990). Mr. McEldowney received a BBA in Finance from the University of Kentucky and an MBA in Finance from the Crummer Graduate School at Rollins College.

The section of the Fund's Prospectus entitled "The Fund And Its Management" is amended to add the following paragraph after the seventh paragraph:

     Trent May and Douglas McEldowney are two members of the INVESCO Growth Team which is led by Timothy J. Miller.

The date of this Supplement is April 30, 1999.